EXHIBIT 21



                Subsidiaries of The Bear Stearns Companies Inc.
                -----------------------------------------------


                                                         Jurisdiction of
                                                          Incorporation
                                                         or Organization
                                                         ---------------

Battery Park Capital Corp.                                  New York
Bear Stearns Acquisition Corp.                              Delaware
Bear Stearns Acquisition II, Inc.                           Delaware
Bear Stearns Acquisition Corporation IV                     Delaware
   CDG Holdings, Inc.                                       Massachusetts
       Cambridge Dry Goods Co. Inc.                         Massachusetts
Bear Stearns Acquisition V, Inc.                            Delaware
Bear Stearns Acquisition Corp. VII                          Delaware
Bear Stearns Acquisition XII, Inc.                          Delaware
Bear Stearns Acquisition XIV, Inc.                          Delaware
   MV Holdings, Inc.                                        Delaware
ALIMAX Corp.                                                New York
Bear Stearns Argentina Inc.                                 Delaware
Bear Stearns Asset Backed Investors Corp                    Delaware
Bear Stearns Asset Backed Securities, Inc.                  Delaware
Bear Stearns Capital Markets Inc.                           Delaware
BSCGP Inc.                                                  Delaware
   The BSC Employee Fund, L.P.                              Delaware
BSCP Cayman, Inc.                                           Cayman Islands
Bear Stearns China SPC, Inc.                                Delaware
   Bear Stearns China, L.P.                                 Cayman Islands
       Bear Stearns China Direct Investment                 Cayman Islands
         Fund, L.P.
Bear Stearns Fiduciary Services, Inc.                       Delaware
Bear Stearns Finance S.A.                                   France
   CLBS Titrisation                                         France
       ABC Gestion                                          France
Bear Stearns Financial Products Inc.                        Delaware
   Bear Stearns Trading Risk Management Inc.                Delaware
Bear Stearns Financial Technologies Inc.                    Delaware
Bear Stearns Forex Inc.                                     Delaware
Bear Stearns Funds Management Inc.                          New York
Bear Stearns FLLC Corp.                                     Delaware
   Bear Stearns Finance LLC                                 Cayman Islands
Bear Stearns Global Asset Holdings, Ltd.                    Cayman Islands
Bear Stearns Global Equity Derivatives Inc.                 Delaware
Bear Stearns Global Investors Inc.                          New York
Bear Stearns Government Products Corp.                      Delaware
Bear, Stearns Government Securities, Inc.                   New York
Gregory Properties Inc.                                     Delaware

                Subsidiaries of The Bear Stearns Companies Inc.
                -----------------------------------------------


                                                            Jurisdiction of
                                                             Incorporation
                                                            or Organization
                                                            ---------------



Bear Stearns Holdings Limited                               United Kingdom
   Bear, Stearns International Limited                      United Kingdom
       Bear Stearns U.K.                                    United Kingdom
   Bear Stearns International Trading Limited               United Kingdom
   Bear Stearns Oil Trading Limited                         United Kingdom
Bear, Stearns Insurance Agency Incorporated                 Massachusetts
Bear Stearns Insurance Agency of California,
   Incorporated                                             California
Bear, Stearns International Holdings Inc.                   New York
   Bear Stearns do Brasil Ltda.                             Brazil
   Bear Stearns Far East Limited                            Hong Kong
   Bear Stearns Hong Kong Limited                           Hong Kong
       Bear Stearns Asia Limited                            Hong Kong
   Bear Stearns Singapore Pte Limited                       Singapore
       Bear Stearns Singapore Asset Holdings
        Pte Ltd.                                            Singapore
Bear Stearns Investment Advisors Inc.                       Delaware
Bear Stearns Irish Holdings Inc.                            Delaware
Bear Stearns (Israel), Inc.                                 Delaware
LIBOR Asset Securities, Inc.                                Delaware
Bear Stearns Mortgage Capital Corporation                   Delaware
   Bear, Stearns Funding, Inc.                              Delaware
   Bear Stearns Mortgage Securities Inc.                    Delaware
Bear Stearns Municipal Capital Markets Inc.                 Delaware
Bear, Stearns Netherlands Holding B.V.                      Netherland &
                                                              Delaware
   Bear Stearns GmbH                                        Germany
New Castle Holding, Inc.                                    Delaware
Bear Stearns N. Y., Inc.                                    New York
Bear Stearns Overseas Ltd.                                  Cayman Islands
Bear Stearns Park Avenue Trading Corporation                Delaware
Bear Stearns Philippines Ltd.                               Delaware
   Bear Stearns State Asia, Inc.                            Philippines
Bear Stearns Real Estate Group Inc.                         New York
      Bear, Stearns Realty Investors, Inc.                  Delaware
Bear Stearns Realty Partners Corporation                    Delaware
   Bear Stearns Realty Partners Apartment
       Fund I LP                                            Delaware
Bear Stearns Secured Investors Inc.                         Delaware
Bear Stearns Secured Investors Inc. II                      Delaware
Bear Stearns Securities Administration
   Corporation                                              Delaware
Bear Stearns Spanish Securitization Corp.                   Delaware
Bear Stearns Structured Products Corp.                      Delaware
Bear Stearns Structured Securities Inc.                     Delaware

                Subsidiaries of The Bear Stearns Companies Inc.
                -----------------------------------------------


                                                        Jurisdiction of
                                                         Incorporation
                                                        or Organization
                                                        ---------------


Bear, Stearns & Co. Inc.                                    Delaware
   Bear, Stearns Securities Corp. ("BSSC")                  Delaware
   Common Back Office, Inc.                                 Delaware
   BSC Securities Corp.                                     New York
   Bear Stearns S.A.                                        France
   Bear Specialist, Inc.                                    New York
       Bear Hunter L. L. C.                                 New York
   Bear Stearns American Specialist Inc.                    New York
   Bear, Stearns Benefits Planning Group Inc.               Delaware
   Bear Stearns Benefits Planning Group                     New York
   Research Conversion Corp.                                Delaware
   Status Securities Inc.                                   New York
   Bear Stearns Global Asset Trading, Ltd.                  Cayman Islands
   Bear Stearns (Japan), Ltd.                               Delaware
Bear, Stearns & Co. L.P.                                    New York
Bear TEL Corp.                                              Delaware
BBT 1995-I Corp.                                            Delaware
BS Agency GP Capital Inc.                                   Delaware
BS Fund America 1993-C GP Capital Inc.                      Delaware
BS Fund America 1993-D GP Capital Inc.                      Delaware
BSC Hotel Capital Corporation                               New York
BSC Service Corp.                                           Delaware
BSMSI 1993-12 Reserve Fund Corp.                            Delaware
BSTE Funding I Inc.                                         Delaware
BSTE Funding II Inc.                                        Delaware
BSTE Funding III Inc.                                       Delaware
Bear Stearns Commercial Mortgage, Inc.                      New York
   Bear, Stearns Commercial Mortgage
       Securities Inc.                                      Delaware
Custodial Trust Company                                     New Jersey
   CTC Services, Inc.                                       New York
   Custrust (Nominee)                                       New Jersey
EMC Mortgage Corporation                                    Delaware
   EMC GP Capital Inc.                                      Delaware
   EMC Funding Corporation                                  Delaware
   EMC Funding Corporation Two                              Delaware
   EMC Residential Mortgage Corporation                     Delaware
   ISB Real Estate Corporation                              Delaware
   AMC Real Estate Inc.                                     Texas
MAX Recovery Inc.                                           Delaware
   MAX Flow Corp.                                           Delaware
Thanksgiving Properties, Inc.                               Texas




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